UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 27, 2026

(Date of earliest event reported)

CHRONOSCALE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-37854	42-3357005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2440 Sand Hill Road, Suite 400 Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

214-427-1704

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CHRN	Nasdaq Capital Market

Item 7.01 Regulation FD Disclosure.

On August 27, 2026, ChronoScale Holdings Corporation, a Nevada corporation (the “Company”) issued a press release announcing its previously disclosed strategic partnership with Microsoft Corporation (“Microsoft”) for a planned 50-megawatt (MW) AI compute deployment (the “Deployment”).

A copy of the press release announcing the partnership is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including the related information set forth in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01 Other Events.

The Company previously disclosed it entered into a two-year strategic partnership with Microsoft to support the Deployment. The Company and Microsoft have agreed to extend the term from two years to three years.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, (i) statements regarding the Company, its plans and objectives and anticipated future economic performance; (ii) statements about the cloud compute industry; (iii) statements regarding the Company’s ability to expand capacity and meet accelerating demand; (iv) statements regarding the planned partnership, deployment, performance, reliability, and scalability of the infrastructure described herein; and (v) statements of assumptions underlying other statements and statements about the Company or its business. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations. These risks, uncertainties, and other factors include limitations on the Company’s ability to attract and retain key personnel, including executive officers and Board members of the Company; customer concentration, and an inability to renew existing customer agreements; the success of the Company’s risk management activities, including any failure by the Company to implement and maintain effective internal controls; litigation, including the potential litigation concerning the recently completed business combination; cash flow and access to capital; conditions in the debt and equity capital markets; slower than anticipated growth in the cloud compute industry; uncertainties related to market conditions, and other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC on February 23, 2026, as amended on April 10, 2026, subsequently filed Quarterly Reports on Form 10-Q, the definitive Information Statement on Schedule 14C filed with the SEC on April 3, 2026, and the risks described in other filings that the Company may make from time to time with the SEC. Any forward-looking statements contained in this Current Report are being made only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated August 27, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHRONOSCALE HOLDINGS CORPORATION

Dated:	August 27, 2026	By:	/s/ Jerome Wong
		Name:	Jerome Wong
		Title:	Chief Financial Officer